UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 26, 2018

HAMILTON BEACH BRANDS HOLDING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-38214	31-1236686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR, GLEN ALLEN, VA	23060

(Address of principal executive offices)	(Zip code)

(804) 273-9777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company    [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

    On March 26, 2018, Hamilton Beach Brands Holding Company (the “Company”) commenced mailing its Annual Report to Stockholders for the year ended December 31, 2017. The letter to the Company’s stockholders from the Chief Executive Officer and the Executive Chairman of the Board of Directors of the Company, as well as certain other information contained in the Annual Report to Stockholders for the year ended December 31, 2017, is attached as Exhibit 99 to this Current Report on Form 8-K.

    This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations.

Item 9.01 Financial Statements and Exhibits.

    As described in Item 2.02 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

99	Portions of the Hamilton Beach Brands Holding Company Annual Report to Stockholders for the year ended December 31, 2017, first mailed to stockholders on March 26, 2018

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2018		HAMILTON BEACH BRANDS HOLDING COMPANY

	By:	/s/ James H. Taylor
	Name:	James H. Taylor
	Title:	Vice President and Chief Financial Officer